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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated August 3, 2001 included in the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 2001 and to the reference to our firm in this Registration Statement.


                                             /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 5, 2002